SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2013

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11770 U.S. Highway One, Suite 101,
Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 2.02 Results of Operations and Financial Condition.

On September 10, 2013, Dycom Industries, Inc. (the “Company”) issued a press release confirming the time that representatives of the Company would present at the D.A. Davidson 12th Annual Engineering & Construction Conference in San Francisco, California on Tuesday, September 10, 2013 and reporting the publication of a Trend Schedule of selected financial information (the “Trend Schedule”). Additionally, on September 10, 2013, the Company made available a copy of the Trend Schedule. The Company believes that financial measures in the Trend Schedule provide information that is useful to the Company's investors in understanding period-over-period operating results. The Trend Schedule contains historical revenue detail including revenue from legacy companies (those owned by the Company prior to the fiscal 2013 acquisitions), revenue from companies acquired in fiscal 2013 and revenues from storm restoration services. The Trend Schedule also contains revenue by selected customers and certain other selected financial data, including a table of expected future amortization of intangible assets. A copy of the press release and the Trend Schedule are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Trend Schedule contains the financial measures of Adjusted EBITDA, Non-GAAP net income, Non-GAAP earnings per common share, and certain amounts relating to organic revenue, which are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Adjusted EBITDA, defined by the Company as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, write-off of deferred financing costs, charges for a wage and hour class action settlement, and stock-based compensation expense is not a recognized term under generally accepted accounting principles (“GAAP”) and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Non-GAAP net income and Non-GAAP earnings per share are not recognized terms under GAAP and do not purport to be alternatives to GAAP net income and GAAP earnings per share. Organic revenue is not a recognized term under GAAP and does not purport to be an alternative to GAAP contract revenue. Because all companies do not use identical calculations, the presentation of these Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. The Company believes these Non-GAAP financial measures provide information that is useful to the Company's investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate impact on the Company's results of operations in any particular period. Additionally, the Company uses these Non-GAAP financial measures to evaluate its past performance and prospects for future performance.

The information in the preceding paragraphs, as well as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933 (the “Securities Act”) if such subsequent filing specifically references this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

On September 10, 2013, the Company issued a press release confirming the time that representatives of the Company would present at the D.A. Davidson 12th Annual Engineering & Construction Conference in San Francisco, California on Tuesday, September 10, 2013 and reporting the publication of the Trend Schedule. Additionally, on September 10, 2013, the Company made available a copy of the Trend Schedule. The Company believes that financial measures in the Trend Schedule provide information that is useful to the Company's investors in understanding period-over-period operating results. The Trend Schedule contains historical revenue detail including revenue from legacy companies (those owned by the Company prior to the fiscal 2013 acquisitions), revenue from companies acquired in fiscal 2013 and revenues from storm restoration services. The Trend Schedule also contains revenue by selected customers and certain other selected financial data, including a table of expected future amortization of intangible assets. A copy of the press release and the Trend Schedule are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The Trend Schedule contains the financial measures of Adjusted EBITDA, Non-GAAP net income, Non-GAAP earnings per common share, and certain amounts relating to organic revenue, which are Non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Adjusted EBITDA, defined by the Company as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, acquisition related costs, write-off of deferred financing costs, charges for a wage and hour class action settlement, and stock-based compensation expense is not a recognized term under GAAP and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Non-GAAP net income and Non-GAAP earnings per share are not recognized terms under GAAP and do not purport to be alternatives to GAAP net income and GAAP earnings per share. Organic revenue is not a recognized term under GAAP and does not purport to be an alternative to GAAP contract revenue. Because all companies do not use identical calculations, the presentation of these Non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. The Company believes these Non-GAAP financial measures provide information that is useful to the Company's investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate impact on the Company's results of operations in any particular period. Additionally, the Company uses these Non-GAAP financial measures to evaluate its past performance and prospects for future performance.

The information in the preceding paragraphs, as well as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act if such subsequent filing specifically references this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act, including statements regarding the outlook for the Company. These statements are based on management's current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this Current Report on Form 8-K. Such risks and uncertainties include business and economic conditions and trends in the telecommunications industry affecting our customers, future financial and operating results, the future impact of any acquisitions or dispositions and the other risks detailed in our filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company does not undertake to update forward looking statements except as required by law.

Item 9.01 Financial Statement and Exhibits.

(d)	Exhibits

99.1
Press release dated September 10, 2013 by Dycom Industries, Inc. announcing upcoming presentation at the D.A. Davidson 12th Annual Engineering & Construction Conference and publication of the Trend Schedule.

99.2	Trend Schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 10, 2013

DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
Name:	Richard B. Vilsoet
Title:	Vice President, General Counsel and Corporate Secretary